FORM 8-K/A-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                  July 13, 1998




                                   FOHP, Inc.
                           -------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                   0-25944                  22-3314813
-----------------------------  ------------------- ----------------------------
(State or other jurisdiction    (Commission File   (IRS Employer Identification
    of incorporation)                Number)                  Number)


                              3501 State Highway 66
                            Neptune, New Jersey 07753
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (732) 918-6700





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         (Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         On July 13, 1998, the Audit and Finance Committees (the "Committees") of FOHP, Inc. (the "Company") approved the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's independent accountants for the year ending December 31, 1998. Deloitte replaces Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants. Ernst & Young was dismissed as the Company's independent accountants as of July 13, 1998. The change of independent accountants was made in connection with the acquisition by Foundation Health Systems, Inc., a Delaware corporation formerly known as Health Systems International, Inc. ("FHS"), of approximately 98% of the outstanding equity of the Company. FHS currently engages Deloitte as its independent accountants. The Committees and FHS determined that only one independent accounting firm should be engaged by FHS and its subsidiaries so that there is a consistent and efficient review of the individual and consolidated financial statements of FHS and its subsidiaries, including the Company.

         During the Company's two most recent fiscal years and the subsequent interim period through July 13, 1998, the Company and Ernst & Young did not have any disagreements over any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         In connection with Ernst & Young's audit of the Company's financial statements for the year ended December 31, 1996, the Company received a modified opinion from Ernst & Young. Ernst & Young issued the modified opinion because First Option Health Plan of New Jersey, Inc. ("FOHP-NJ"), the principal operating subsidiary of the Company, had incurred operating losses since inception and had not met the statutory net worth requirements applicable to it as set forth in the Certificate of Authority granted by the New Jersey Departments of Banking and Insurance and Health and Senior Services to FOHP-NJ. Ernst & Young believed that FOHP-NJ's recurring operating losses and its failure to meet the statutory net worth requirements applicable to it raised substantial doubt about the Company's ability to continue as a going concern. Ernst & Young did not modify its opinion issued in connection with its audit of the Company's financial statements for the year ended December 31, 1997, primarily because of the infusion of additional capital by FHS into the Company during 1997 and FHS's intention to infuse additional capital into the Company as needed.

          A copy of this Amendment No. 1 to the Current Report on Form 8-K dated July 13, 1998 has been delivered to Ernst & Young. Attached as Exhibit 1, is a copy of Ernst & Young's letter to the Securities and Exchange Commission which sets forth whether Ernst & Young agrees with the statements made by the Company in this Amendment No. 1 to the Current Report on Form 8-K dated July 13, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FOHP, INC.
                                            ----------
                                            (Registrant)



                                       By:  /s/DONALD PARISI
                                            ----------------------------------
                                            Donald Parisi
                                            Senior Vice President, Secretary
                                            and General Counsel

Date:  July 23, 1998